UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/19 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
June 30, 2019:
$2,506,926
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2019.
The Fund posted double-digit positive returns but underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index(1), for the semi-annual period.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. We have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset values. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2019, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of positive but weakening economic growth and lower inflation both in the U.S. and globally. For the first quarter of 2019, U.S. Gross Domestic Product (GDP) growth registered 3.1%, stronger than the 2.2% GDP growth rate for the final quarter of 2018. However, U.S. economic growth is predicted to be notably slower for the second quarter of 2019, with the advance estimate coming in at a 2.1% GDP growth rate . A major reason for the slowdown is a significant weakening in manufacturing, not just in the U.S., but globally. The U.S. ISM Manufacturing Index, an important measure, declined from 56.6 to 51.7 during the first six months of 2019. Germany’s manufacturing index went from near 50 to 45, and China’s manufacturing index was similarly below 50 at the end of the semi-annual period. Continuing trade tensions with China and the levying of tariffs contributed to this global slowdown. Even the U.S. labor market, though still healthy, slowed. While unemployment fell to 3.6%, the lowest level since 1969, non-farm payroll growth, which averaged 223,000 jobs monthly for 2018 slowed to an average of 172,000 jobs monthly for the first half of 2019. Consumer confidence was mixed but ended June 2019 sharply lower as optimism about the labor market and the economy waned on escalating trade tensions with China and Mexico.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

On the inflation front, the U.S. Personal Consumption Expenditures Deflator, which is the indicator for average price increases for all domestic personal consumption derived from the largest component of the GDP, averaged 2.0% for 2018 and fell to 1.5% at the end of June 2019. This is significantly below the 2.0% inflation target of the Federal Reserve (the Fed), causing concern over the health of the economy. Another sign pointing to a significant economic slowdown was the U.S. bond market. The three-month U.S. Treasury bill was yielding 2.12% at the end of June 2019, while the five-year U.S. Treasury note had a yield of 1.76%. This differential reflected an inverted yield curve, whereby the shorter maturity security yielded more than the longer maturity security. An inverted yield curve has been a sign, historically, of a recession within the following year or so. While past performance is no guarantee of future results and a recession in the U.S. may well be averted should there be favorable resolution to political and geopolitical headwinds, an inverted yield curve has preceded most economic recessions during the last 50 years.
Against this backdrop of weaker economic data and lower than expected inflation, the Fed significantly shifted its stance from 2018, adopting an increasingly dovish bias as the months progressed in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the semi-annual period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. Still, the Fed believed during much of the first half of the calendar year that the economy was in good shape and the slowdown in inflation was transitory. But, as manufacturing data continued to weaken, and the U.S.-China trade talks failed, opinions amongst Fed policymakers began to shift in June 2019 in favor of the need for accommodation. At the Fed’s June 2019 meeting, eight of 12 Fed policymakers projected interest rate cuts in 2019. There was also a consensus among market participants at the end of the semi-annual period that the Fed would likely begin to lower interest rates as soon as July 2019. Other developed markets’ central banks, including the European Central Bank and the Bank of Japan, turned similarly dovish during the semi-annual period.
On the commodities front, markets overall posted double-digit positive returns during the semi-annual period, despite a weak second calendar quarter. Such gains for the semi-annual period as a whole were driven primarily by a recovery in petroleum prices and a rally in gold. Overall, commodities during the first half of 2019 were boosted by the Fed’s dovish turn in its monetary policy, a slightly weaker U.S. dollar and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, rose 18.54% during the six months ended June 30, 2019, the strongest first half of a calendar year for the S&P 500® Index since 1997.
After a volatile end to 2018, the U.S. equity market rallied strongly to begin 2019, largely supported by Fed Chair Powell reiterating a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. Economic data, including unemployment, wage growth and housing data, showed strength. Consumer sentiment was also a point of significant strength in the U.S. economy, reaching its highest level in six months by the end of the first quarter of 2019. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 GDP was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the historically rate-sensitive financials sector.
During the second quarter of 2019, trade tensions between the U.S. and China dominated headlines, and while the U.S. equity market continued to solidly advance, it did so more moderately than in the prior three months. In April, there was an optimistic consensus view that a trade deal may be imminent, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on Huawei, a large Chinese telecommunications company, until they were lifted in June 2019, when any additional tariffs or compromise were postposed. The markets also kept a close eye on the slowing economy and on the Fed during the second quarter, as anticipation of an interest rate cut in the second half of 2019 heightened.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2019. While all capitalization segments posted double-digit positive returns, mid-cap stocks performed best, followed by large-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.2)

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

In the S&P 500® Index, all 11 sectors posted positive absolute returns during the semi-annual period, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the semi-annual period were health care, energy and utilities.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index2, respectively, posted semi-annual returns of 14.03% and 10.58%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s increasingly dovish stance and seemingly significant progress in the trade talks between China and the U.S. But still serving as overhangs to the international equity markets were Brexit concerns, more sluggish economic growth than in the U.S. and more direct impact of degradation of trade talks in the second quarter of 2019.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s Prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.
1
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE (unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 17.77% during the six months ended June 30, 2019. This compares to the 20.70% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the semi-annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 8.4%. This compares to the First Trust Index’s average discount to NAV of 4.9% during the same period. At June 30, 2019, the Fund’s weighted average discount to NAV was 7.2% compared to the First Trust Index’s average discount to NAV of 4.0%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the semi-annual period?
Closed-end funds, as measured by the First Trust Index, posted double-digit positive returns during the semi-annual period. Mixed allocation closed-end funds and fixed income closed-end funds gained the most, followed closely by equity closed-end funds. Commodity closed-end funds lagged, but still posted single-digit gains. Discounts to NAVs narrowed. During the semi-annual period, the federal funds rate remained stable, within the range established by the U.S. Federal Reserve (the Fed) in mid-December 2018, following several prior increases. Early in 2019, the Fed pivoted to a “patient” approach from the stance it had taken just one month earlier, signaling it would not raise short-term interest rates again until inflation accelerates.
The First Trust Index’s average discount to NAV narrowed nearly two-fold to approximately 4% on June 30, 2019 from about 7% on December 31, 2018. Discounts to NAV of equity closed-end funds in the First Trust Index narrowed to approximately 6% on average from about 9% on average during the semi-annual period. This was reflected across nearly all equity closed-end fund categories, led by equity energy closed-end funds, natural resources closed-end funds, real estate closed-end funds, health care closed-end funds and global closed-end funds, all of which saw narrowing discounts. At the end of the semi-annual period, technology closed-end funds and utilities closed-end funds traded at premiums of 1% and 4% on average, respectively. In contrast to other categories, utilities closed-end funds saw widening premiums that were above their 52-week average of about 2% at the end of the semi-annual period. The closed-end fund discounts, we believe, largely reflected the interest rate environment as well as the performance of their underlying holdings.
The S&P 500® Index gained 18.54% during the semi-annual period, with 10 of its 11 sectors posting double-digit gains. The best performing sectors included information technology, consumer discretionary and industrials. The weakest performing sectors were health care, energy and utilities. The NASDAQ Composite Index increased 21.34%, and the Dow Jones Industrial Index gained 15.40% during the semi-annual period. As measured by the FTSE Russell indices, growth-oriented stocks significantly outpaced value-oriented stocks. All capitalization segments posted double-digit positive returns, but mid-cap stocks performed best, followed by large-cap stocks and then small-cap stocks. Internationally, as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively, both developed markets equities and emerging markets equities gained, but developed markets equities led.
These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, all closed-end fund categories gained during the semi-annual period. The best performing equity closed-end funds in the First Trust Index included real estate, natural resources and utilities closed-end funds. Those categories with the most modest gains included health care closed-end funds and country-specific closed-end funds, such as those of Japan and India.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted double-digit absolute gains, it underperformed the First Trust Index on a relative basis. Both selection of equity closed-end funds and allocation decisions overall detracted from the Fund’s relative performance. Also, having a cash position, albeit modest, during a semi-annual period when the First Trust Index rallied, hurt. Further, the Fund does not allocate to non-equity closed-end funds, and, as mentioned earlier, mixed allocation closed-end funds and fixed income closed-end funds, to which the First Trust Index has exposure, outperformed equity closed-end funds during the semi-annual period. Thus, having no exposure to these non-equity closed-end funds dampened the Fund’s relative results.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, global (world stock and world allocation) and large cap (large cap blend and large cap growth) closed-end funds during the semi-annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall hurt the Fund’s performance relative to the First Trust Index, primarily due to the Fund’s allocation to cash during a time when the First Trust Index rallied and to the Fund’s allocation to an equity exchange-traded fund, iShares Nasdaq Biotechnology ETF (IBB), that underperformed the First Trust Index during the semi-annual period. Also, the Fund owned Boulder Growth & Income Fund (BIF), which was not a component of the Value Line quantitative model and which significantly underperformed the First Trust Index during the period it was held in the Fund, thus detracting.
On the positive side, the Fund benefited from owning Liberty All-Star Equity Fund (USA) and General American Investors (GAM). These closed-end funds were not components of the Value Line quantitative model and outperformed the First Trust Index during the semi-annual period, thus adding value to the Fund’s relative performance.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
Among equity closed-end funds, the Fund benefited most during the semi-annual period from selections amongst global closed-end funds (world allocation and world stock), from an overweighted allocation to world allocation closed-end funds and from equal-weighted allocations and selections amongst large cap growth closed-end funds. Further, the Fund’s relative results benefited from having no allocation to commodity closed-end funds, which, as mentioned earlier, lagged equity closed-end funds and the First Trust Index overall during the semi-annual period.
Conversely, the Fund was hurt most by allocation positioning to utilities closed-end funds, India closed-end funds and large cap value closed-end funds. Selections among large cap value closed-end funds detracted as well. Further, as mentioned earlier, the Fund’s relative results were dampened by having no allocations to mixed allocation closed-end funds and fixed income closed-end funds, which gained more than equity closed-end funds during the semi-annual period.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in the industrials, financials and health care sectors detracted most from the Fund’s relative performance. Both allocation and selection decisions within industrials and financials hurt. Within health care, having an overweight to the weakly performing sector diminished returns, more than offsetting the positive contribution of effective selection decisions within the sector. Contributing positively, though modestly, to relative results was the Fund’s positioning in the information technology sector.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the semi-annual period were positions in Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, Kayne Anderson Midstream/Energy Fund and Eaton Vance Risk-Managed Diversified Equity Income Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Which underlying funds detracted significantly from the Fund’s performance during the semi-annual period?
The closed-end funds that detracted most from the Fund’s performance during the semi-annual period were positions in Boulder Growth and Income Fund, Clearbridge MLP & Midstream Total Return Fund and India Fund.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
Triggered by the Value Line quantitative model, the Fund bought Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, Eaton Vance Risk-Managed Diversified Equity Income Fund and Nuveen Real Asset Income and Growth Fund. Each of these closed-end funds were among the Fund’s top five positive contributors during the semi-annual period.
Conversely, in April 2019, the Fund sold its position in Aberdeen Total Dynamic Dividend Fund, which had appreciated approximately 20% since the beginning of 2019. Following the sale through the end of June 2019, Aberdeen Total Dynamic Dividend Fund generated rather flat returns, proving our sale was both timely and profitable, as triggered by the Value Line quantitative model.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semi-annual period, from a sector perspective, the Fund increased its exposure relative to the First Trust Index in energy, health care and financials and decreased its exposure relative to the First Trust Index in real estate, industrials and utilities. From a regional perspective, the Fund decreased its exposure to emerging markets, though it remained overweighted emerging markets relative to the First Trust Index. As always, the Fund’s regional and sector allocation decisions are driven mainly by changes in the Value Line quantitative model.
How was the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the Fund owned 33 equity closed-end funds, individually weighted within a range of 2.1% to 3.3% of total net assets. This compares to the First Trust Index, which owned 167 closed-end funds, including equity, fixed income, commodity and mixed allocation closed-end funds, with weightings ranging from 0.1% to 3.5% of total net assets. The Fund also owned one equity ETF, weighted at 3.0% of total net assets, at the end of the semi-annual period.
From a sector perspective, at the end of June 2019, the Fund was overweight relative to the First Trust Index, via positions in underlying closed-end funds, in health care, financials and consumer staples. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in utilities, real estate and communication services and was rather neutrally weighted to the First Trust Index in materials, energy, industrials, information technology and consumer discretionary at the end of the semi-annual period.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, we intended to continue monitoring changes in the implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely affect the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of the Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2019) (Unaudited)
Company	Percentage of Net Assets
Liberty All Star Equity Fund	3.33%
ClearBridge MLP & Midstream Total Return Fund, Inc.	3.14%
Gabelli Dividend & Income Trust (The)	3.11%
Eaton Vance Tax-Managed Diversified Equity Income Fund	3.11%
Voya Global Equity Dividend and Premium Opportunity Fund	3.07%
iShares Nasdaq Biotechnology ETF	3.05%
BlackRock Enhanced Global Dividend Trust	3.04%
Eaton Vance Enhanced Equity Income Fund	2.99%
BlackRock Enhanced Equity Dividend Trust	2.97%
Nuveen Real Asset Income and Growth Fund	2.97%
Portfolio Composition at 6/30/2019 (Unaudited):
(Percentage of Net Assets)
Average Annual Total Returns (For periods ended 6/30/2019) (Unaudited)
	YTD	1 Yr	3 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	17.77%	2.34%	9.16%	5.45%
S&P 500® Index	18.54%	10.42%	14.19%	10.67%
First Trust Equity Closed End Total Return Index	20.70%	5.88%	9.24%	5.29%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2019 and held for six months ended June 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,177.70	$6.75	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
June 30, 2019 (Unaudited)
Shares		Value
Closed-End Funds — 93.4%
CHINA REGION — 5.4%
3,200	Morgan Stanley China A Share Fund, Inc.	$69,568
3,400	Templeton Dragon Fund, Inc.	65,348
		134,916
ENERGY LIMITED PARTNERSHIP — 16.1%
7,500	ClearBridge Energy Midstream Opportunity Fund, Inc.	69,000
8,400	ClearBridge MLP & Midstream Total Return Fund, Inc.	78,792
6,000	First Trust MLP and Energy Income Fund	71,340
4,500	Kayne Anderson MLP/Midstream Investment Co.	68,895
8,000	Neuberger Berman MLP & Energy Income Fund, Inc.	60,080
6,000	Nuveen Energy MLP Total Return Fund	54,660
		402,767
EQUITY ENERGY — 2.1%
4,500	BlackRock Energy and Resources Trust	53,685
FINANCIAL — 2.8%
2,200	John Hancock Financial Opportunities Fund	70,840
FOREIGN LARGE BLEND — 2.9%
13,000	BlackRock Enhanced International Dividend Trust	73,060
GLOBAL REAL ESTATE — 2.7%
9,000	CBRE Clarion Global Real Estate Income Fund	67,410
HEALTH — 5.8%
3,700	Tekla Healthcare Investors	74,296
4,300	Tekla Life Sciences Investors	72,455
		146,751
INDIA EQUITY — 2.9%
3,400	India Fund, Inc. (The)	72,352
LARGE BLEND — 12.1%
13,000	Liberty All Star Equity Fund	83,460
4,200	Nuveen Dow 30sm Dynamic Overwrite Fund	73,962
5,300	Nuveen S&P 500 Buy-Write Income Fund	70,596
4,700	Nuveen S&P 500 Dynamic Overwrite Fund	74,260
		302,278
LARGE GROWTH — 6.1%
5,000	Eaton Vance Enhanced Equity Income Fund	74,900
6,500	Eaton Vance Tax-Managed Diversified Equity Income Fund	77,935
		152,835
Shares		Value
LARGE VALUE — 6.1%
8,401	BlackRock Enhanced Equity Dividend Trust	$74,517
3,600	Gabelli Dividend & Income Trust (The)	78,012
		152,529
MID-CAP GROWTH — 2.8%
1,900	Source Capital, Inc.	69,483
NATURAL RESOURCES — 2.6%
8,000	BlackRock Resources & Commodities Strategy Trust	65,440
SMALL BLEND — 2.6%
8,000	Royce Micro-Cap Trust, Inc.	65,760
TECHNOLOGY — 2.9%
3,200	Nuveen NASDAQ 100 Dynamic Overwrite Fund	71,616
WORLD ALLOCATION — 5.9%
4,600	Eaton Vance Tax-Advantaged Global Dividend Income Fund	73,830
4,400	Nuveen Real Asset Income and Growth Fund	74,492
		148,322
WORLD STOCK — 11.6%
7,100	BlackRock Enhanced Global Dividend Trust	76,183
7,000	Eaton Vance Tax Managed Global Buy Write Opportunities Fund	68,530
8,500	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	70,465
11,800	Voya Global Equity Dividend and Premium Opportunity Fund	76,936
		292,114
Total Closed-End Funds (Cost $2,345,628)		2,342,158
Exchange-Traded Fund — 3.1%
HEALTH — 3.1%
700	iShares Nasdaq Biotechnology ETF	76,370
Total Exchange-Traded Funds (Cost $72,878)		76,370
Short-Term Investment — 4.3%
Money Market Fund — 4.3%
108,725	State Street Institutional Liquid Reserves Fund	108,725
Total Short-Term Investments (Cost $108,740)		108,725
Total Investments — 100.8% (Cost $2,527,246)		$2,527,253
Excess Of Liabilities Over Cash And Other Assets — (0.8)%		(20,327)
Net Assets — 100.0%		$2,506,926
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds*	$2,342,158	$—	$—	$2,342,158
Exchange-Traded Fund*	76,370	—	—	76,370
Short-Term Investment	108,725	—	—	108,725
Total Investments in Securities	$2,527,253	$—	$—	$2,527,253
*
See Schedule of Investments for further classification

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At June 30, 2019 (unaudited)

Assets:
Investment securities, at value (Cost – $2,527,246)	$2,527,253
Receivable from Adviser	7,050
Dividends and interest receivable	6,137
Prepaid expenses	57
Total Assets	2,540,497
Liabilities:
Accrued expenses:
Custody and accounting fees payable	11,840
Printing fee payable	5,474
Directors’ fees and expenses	13
Other	16,244
Total Liabilities	33,571
Net Assets	$2,506,926
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 234,862 shares)	$2,349
Additional paid-in capital	2,270,313
Total Distributable Earnings (Loss)	234,264
Net Assets	$2,506,926
Net Asset Value Per Outstanding Share ($2,506,926 ÷ 234,862 shares outstanding)	$10.67
For the Six Months Ended
June 30, 2019 (unaudited)

Investment Income:
Dividends	$86,683
Total Income	86,683
Expenses:
Advisory fee	6,108
Service and distribution plan fees	4,886
Sub-transfer agent fees	717
Fund administration fees	20,334
Custody and accounting fees	18,206
N-port/Liquidity fees	7,480
Printing and postage	4,372
Transfer agent fees	2,253
Auditing and legal fees	611
Directors’ fees and expenses	220
Compliance fees	72
Insurance fees	64
Tax service fees	45
Registration and filing fees	23
Other	1,374
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	66,765
Less: Advisory Fees Waived and Expenses Reimbursed	(45,893)
Less: Service and Distribution Plan Fees Waived	(4,886)
Less: Sub-Transfer Agent Fees Waived	(717)
Net Expenses	15,269
Net Investment Income	71,414
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	(82,725)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	401,107
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	318,382
Net Increase in Net Assets from Operations	$389,796

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$71,414	$93,115
Net realized gain/(loss) on investments	(82,725)	153,138
Change in net unrealized appreciation/(depreciation) on investments	401,107	(581,208)
Net increase/(decrease) in net assets from operations	389,796	(334,955)
Distributions to Shareholders from:
Distributable Earnings	—	(339,720)
Share Transactions:
Proceeds from sale of shares	26,447	336,080
Proceeds from reinvestment of dividends to shareholders	—	339,720
Cost of shares redeemed	(112,009)	(596,607)
Net increase/(decrease) in net assets from capital share transactions	(85,562)	79,193
Total increase/(decrease) in net assets	304,234	(595,482)
Net Assets:
Beginning of period	2,202,692	2,798,174
End of period	$2,506,926	$2,202,692

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015*
Net asset value, beginning of period	$9.06	$11.89	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.32	0.41	0.64	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	1.29	(1.75)	1.50	0.90	(0.80)
Total from investment operations	1.61	(1.34)	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	—	(0.67)	(0.04)	(0.07)	—
Distributions from net realized gains	—	(0.82)	(0.30)	(0.05)	—
Total distributions	—	(1.49)	(0.34)	(0.12)	—
Net asset value, end of period	$10.67	$9.06	$11.89	$10.09	$9.30
Total return**	17.77%(1)	(13.03)%	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,507	$2,203	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(2)	5.47%(3)	4.31%	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(4)	1.25%(3)	1.25%	1.39%(5)	1.75%	1.75%
Ratio of net investment income to average net assets	5.85%(3)	7.45%	5.98%	0.68%	2.06%
Portfolio turnover rate	55%(1)	104%	121%	74%	91%
*
Fund commenced operations January 1, 2015.

**
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Annualized.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

June 30, 2019 (unaudited)

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and ETF’s, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period
For the six months ended June 30, 2019, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2019, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2019, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Shares sold	2,574	29,079
Shares issued to shareholders in reinvestment of dividends and distributions	—	32,079
Shares redeemed	(10,712)	(53,488)
Net increase (decrease)	(8,138)	7,670
Dividends per share from net investment income	$—	$0.6727
Distributions per share from net realized gains	$—	$0.8245
3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2019 (unaudited)
PURCHASES:
Investment Securities	$1,286,200
SALES:
Investment Securities	$1,278,246
4.
Income Taxes

At June 30, 2019, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,527,246
Gross tax unrealized appreciation	$103,045
Gross tax unrealized depreciation	(103,038)
Net tax unrealized appreciation on investments	$7
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $6,108 was paid or payable to the Adviser for the six months ended June 30, 2019. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the period and paid monthly. Effective July 2017, the rate was permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser furnishes at its expense all necessary services, facilities, equipment and personnel for performing its services. The Fund pays legal, audit, bookkeeping, administration and accounting expenses and other expenses not required to be paid by the Adviser. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2019, fees amounting to $4,886, before fee waivers, were accrued under the Plan.
The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

Fund’s average daily net assets (the “Expense Limitation”). Prior to July 2017, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 1.75% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Board of the Fund. For the six months ended June 30, 2019, the Adviser waived fees of  $6,108, reimbursed expenses of  $39,785 and the Distributor waived fees of  $4,886.
As of June 30, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
June 30, 2022	$222,292	$28,916
During the six months ended June 30, 2019, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agency and Servicing Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2019, the Distributor waived $717 in sub TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line VIP Equity Advantage Fund

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE VIP EQUITY ADVANTAGE FUND,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and Value Line VIP Equity Advantage Fund (the “Fund”), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc., an independent board consulting service, utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within the Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors, such as a fund-of-fundsstructure, that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fund within its Allocation – 85%+ Equity category and also included insurance funds classified within its Allocation – 70% to 85% Equity category in the Fund’s custom Category to permit more robust comparisons. The Category for the Fund was selected from amongst insurance funds with a Rule 12b-1 fee of more than 0.15%.
In preparing the Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within the Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Broadridge/Morningstarprepared the Peer Group for the Fund consisting of 8 other retail open-end and insurance fund-of-funds with similar investment style, expense structure and asset size as the Fund. In selecting the Fund’s Peer Group, Broadridge/Morningstar also included funds it classified within its Tactical Allocation or Large Growth categories in order to identify peers that better matched the unique style and execution of the Fund, which invests almost exclusively in unaffiliated closed-end funds. The Fund’s Peer Group excluded funds investing exclusively in ETFs or proprietary open-end funds.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund underperformed the benchmark index, but outperformed the Peer Group and Category medians, for the one-year and three-year periods ended March 31, 2019.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire and (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, a special bonus paid to employees upon crossing $3 billion in assets under management, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also recognized that the Adviser engages a data provider to assist it with respect to the closed-end fund industry. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser has investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that a permanent reduction in the Adviser’s fee rate, effective July 1, 2017, under the Agreement decreased the annualized rate from 1.00% to 0.50% of the Fund’s average daily net assets. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Adviser’s advisory fee rate payable under the Agreement was more than the advisory fee rate of the Category and Peer Group medians. The Board noted that, for the Category, a portion of that relatively higher fee rate was attributable to Broadridge/Morningstar’s inclusion of certain funds that do not pay any advisory fee in an attempt by Broadridge/Morningstar to achieve a more meaningful sample size given the Fund’s unique investment strategy. After a review of the information provided to the Board (including the permanent fee reduction), the Board concluded that the Fund’s fee rate for compensation for the services provided under its Agreement was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. The Board noted that, for the most recent fiscal year for which audited financial data is available, both before and after giving effect to the Fund’s existing fee waivers and fee waivers applicable to certain funds in the Peer Group and Category, the Fund’s expense ratio was greater than that of the Peer Group and Category medians. The Board was informed that the Fund’s total expense ratio was comparatively higher in part because the Fund’s relatively unique investment strategy of

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

investing almost exclusively in closed-end funds relative to the different strategies of funds included in the Peer Group and Category. As a result, the Fund’s expense ratio includes the costs of investing in the underlying closed-end funds. The Adviser, the Distributor and the Board agreed that the Distributor and then the Adviser will waive up to its total fee payable under the Fund’s Rule 12b-1 Plan and Agreement, respectively, and the Adviser will further reimburse certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets during the period ending June 30, 2020 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject to the exclusions noted above) fall below an annualized rate of 1.25% or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2020 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that it does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Agreement and Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Value Line VIP Equity Advantage Fund

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date: September 6, 2019